SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

November 3, 2010

ARIEL WAY, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	0-50051	65-0983277
(State of Incorporation)	(Commission File Number )	(IRS Employer Identification No.)

4201 Connecticut Avenue, N.W., Suite 407
Washington, D.C. 20008

(Address of principal executive offices) (Zip Code)

(202) 609-7756

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On November 3, 2010, the Company issued pursuant to a Board of Director’s resolution on October 21, 2010, an aggregate 249,870,914 shares of restricted common stock, plus an additional 66,873,600 shares of restricted common stock to be deferred for issuance at a later date, to Mr. Arne Dunhem in exchange for converting an aggregate of $95,023.35 in debt and liabilities related to short-term loans over the period November, 2007 through January, 2010 and expenses on behalf of the Company over the same period and certain compensation for management services. In addition Mr. Dunhem forgave the Company a total of $238,869.23 of accrued compensation for management services over the period November, 2007 through December, 2009. The aggregate per share conversion price was $0.0003 which was the October 19, 2010 closing trading price on the pink sheets.

The table below sets forth a summary of the debt and liability converted to shares of restricted common stock pursuant to the Board of Director’s resolution on October 21, 2010:

Name	Debt and Liability Canceled and Converted	Amount	Conversion per Share Price	Shares Issued
Arne Dunhem	Conversion of short term loans for period 11/21/07 – 12/31/09	$ 8,431.68	$0.0003	28,105,600
Arne Dunhem	Reimbursement of expenses over period 11/21/07 – 1/13/10	$ 35,460.90	$0.0003	118,203,000
Arne Dunhem	Partial compensation for services 11/1/07 – 12/31/09	$51,130.77	$0.0003	170,435,914
Arne Dunhem	Forgiveness of compensation for services 11/1/07 – 12/31/09	$238,869.23	N/A	N/A
Total		$333,892.58		319,744,514
Shares issued on November 3, 2010				249,870,914
Shares deferred and to be issued at a later date				66,873,600

The securities described in this Item were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated under the Securities Act. Each such issuance was made pursuant to individual contracts that are discrete from one another and are made only with persons who were sophisticated in such transactions and who had knowledge of and access to sufficient information about our Company to make an informed investment decision. Among this information was the fact that the securities were restricted securities.

With the issuance of the securities described in this Item, the total issued and outstanding shares of the Company’s common stock are 1,995,000,000 out of a total authorized number of shares of the Company’s common stock being 1,995,000,000.

Item 8.01 Other Events.

On November 3, 2010, Ariel Way, Inc. issued a Press Release, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Ariel Way, Inc. Issues Press Release, dated November 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARIEL WAY, INC.

By:	/s/ Arne Dunhem
Name:	Arne Dunhem
Title:	President and Chief Executive Officer

Date: November 3, 2010